UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 10, 2009
EMDEON INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34435 (Commission File No.)	20-5799664 (IRS Employer Identification No.)
3055 Lebanon Pike, Suite 1000
Nashville, TN 37214
(Address of principal executive offices) (Zip Code)
(615) 932-3000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On July 2, 2009, Emdeon Inc. (“Emdeon”) acquired eRx Network, L.L.C., a Texas limited liability company (“eRx”), through the merger (the “Merger”) of eRx with an indirect subsidiary of Emdeon, with eRx being the surviving entity in the Merger. The total merger consideration payable by Emdeon in connection with the Merger was $75,000,000 in cash (prior to giving effect to the post-closing working capital adjustment) and 1,850,000 units of EBS Master LLC, a subsidiary of Emdeon.
     This Current Report on Form 8-K is being filed for the purpose of filing audited and unaudited financial information of eRx, as well as unaudited pro forma financial information reflecting the acquisition of eRx. This financial information is required to be filed under the rules of the Securities and Exchange Commission within 75 days of the consummation of the Merger in connection with Emdeon’s recent initial public offering. This Current Report on Form 8-K does not reflects events occurring after the consummation of the Merger and does not modify or update any previously made disclosures, other than as required to be reflected in the financial information being filed herewith.
Item 9.01 Financial Statements and Exhibits.
     In connection with the acquisition of eRx pursuant to the Merger, Emdeon hereby files the following financial information:
(a) Financial statements of businesses acquired.
     The audited consolidated financial statements of eRx for the fiscal year ended December 31, 2008, and the unaudited consolidated financial statements of eRx for the six months ended June 30, 2009 and 2008, are filed herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.
(b) Pro forma financial information.
     The required pro forma financial information of Emdeon for the six month period ended June 30, 2009, and the fiscal year ended December 31, 2008, is filed herewith as Exhibit 99.2 and is incorporated herein in its entirety by reference.
(d) Exhibits.
23.1	Consent of Weaver and Tidwell, L.L.P., certified public accountants, with respect to eRx’s audited financial statements

99.1	Audited Consolidated Financial Statements of eRx for the fiscal year ended December 31, 2008 and Unaudited Consolidated Financial Statements of eRx for the six month periods ended June 30, 2009 and 2008

99.2	Unaudited Pro Forma Consolidated Financial Statements of Emdeon for the six month period ended June 30, 2009 and the fiscal year ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: September 10, 2009	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description

23.1	Consent of Weaver and Tidwell, L.L.P., certified public accountants, with respect to eRx’s audited financial statements

99.1
Audited Consolidated Financial Statements of eRx for the fiscal year ended December 31, 2008 and Unaudited Consolidated Financial Statements of eRx for the six month periods ended June 30, 2009 and June 30, 2008

99.2	Unaudited Pro Forma Consolidated Financial Statements of Emdeon for the six month period ended June 30, 2009 and the fiscal year ended December 31, 2008

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